SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       BHA Group Holdings, Inc.
------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------
(5)      Total fee paid:

         ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

    --------------------------------------------------------------------------
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement no.:

(3)      Filing Party:

(4)      Date Filed:

                            BHA GROUP HOLDINGS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, FEBRUARY 24, 2004



To the Stockholders of
BHA GROUP HOLDINGS, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BHA Group Holdings, Inc. (the "Company") will be held at the office of the Company, Second (2nd) Floor, BHA Group Holdings, Inc. Corporate Headquarters, 8800 East 63rd Street, Kansas City, Missouri 64133, on Tuesday, February 24, 2004, at 11:30 a.m., Kansas City time, for the following purposes:

         1.   To elect directors for the ensuing year;

         2. To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2004; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on January 5, 2004 has been designated as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof.

         MANAGEMENT REQUESTS ALL STOCKHOLDERS TO SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE POSTAGE PAID, SELF-ADDRESSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE. PLEASE DO THIS WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the Board of Directors



                                              STANLEY D. BIGGS
                                              Secretary


Kansas City, Missouri
January 16, 2004

                            BHA GROUP HOLDINGS, INC.


                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                             DATED JANUARY 16, 2004
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, FEBRUARY 24, 2004


         This Proxy Statement is furnished by the Board of Directors (the "Board") of BHA Group Holdings, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of the Company which will be held at the principal executive offices of the Company, Second (2nd) Floor, BHA Group Holdings, Inc. Corporate Headquarters, 8800 East 63rd Street, Kansas City, Missouri 64133, on Tuesday, February 24, 2004 at 11:30 a.m., Kansas City time, and all adjournments thereof (the "Annual Meeting"). The close of business on January 5, 2004 has been designated as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised, either by delivering a signed revocation to the Secretary of the Company at any time prior to the Annual Meeting, or, at the Annual Meeting, by delivering a signed revocation to the Chairman of the meeting at any time prior to the commencement of the voting thereon. A duly executed proxy conferring different authority than an earlier proxy of the same stockholder will constitute a revocation of such earlier proxy.

         UNLESS OTHERWISE SPECIFIED IN THE PROXY (AND EXCEPT FOR "BROKER NON-VOTES" DESCRIBED BELOW), STOCK REPRESENTED BY PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTORS; (II) FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004 ("FISCAL 2004"); AND (III) IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH MATTERS AS MAY COME BEFORE THE ANNUAL MEETING.

         The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense incurred in sending proxy materials to their principals and obtaining their proxies. On or about January 16, 2004, this Proxy Statement and the accompanying form of proxy are to be mailed to each stockholder of record as of the Record Date.

         As of December 31, 2003, the Company had outstanding 6,145,059 shares of the Company's $.01 par value common stock (the "Common Stock"), the Company's only class of voting securities outstanding. Each share of Common Stock outstanding entitles the holder thereof to one vote. The majority of all the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Shares of Common Stock represented by proxies that reflect abstentions and "broker non-votes" (i.e. Common Stock represented at the Annual Meeting by proxies held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as a vote represented and voted at the Annual Meeting for purposes of determining the number of votes required to approve a proposal. Shares of Common Stock represented by proxies that withhold authority to vote for any proposal or for an individual nominee for election as a director and broker non-votes will not be counted as a vote represented and voted at the Annual Meeting for purposes of determining the number of votes required to approve a proposal or to elect such nominee and effectively count as a vote against such proposal or nominee.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINEES FOR ELECTION OF DIRECTORS

         Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified. In voting for directors, for each share of Common Stock held of record, such stockholder is entitled to cast one vote either in favor of or against each candidate, or to abstain from voting on any or all candidates. It is intended that shares represented by the enclosed form of proxy will be voted in favor of the election of all of the nominees named below as directors, all of whom are now directors of the Company, unless otherwise specified in such proxy. If any of the nominees should become unavailable for election, the shares represented by such proxies will be voted for such substitute nominees as may be nominated by the Board. The election of directors requires the affirmative vote of the holders of a plurality of the shares present or represented and entitled to vote at the Annual Meeting.

         The following information is given with respect to the nominees:


             NAME                                   PRINCIPAL OCCUPATION                          DIRECTOR
             ----                                   --------------------                           SINCE
                                                                                                   -----
Lamson Rheinfrank, Jr.......     Chairman of the Board of the Company(1)                            1986
James E. Lund...............     Chief Executive Officer and President of the Company(2)            1986
James J. Thome..............     Chief Operating Officer and Executive Vice President of            1990
                                 the Company(3)
Don H. Alexander............     President and Chief Executive Officer of Alexander &               1986
                                 Associates, Inc.(4)
Robert D. Freeland..........     Former Chairman of the Board of Havens Steel Company(5)            1988
Thomas A. McDonnell.........     President and Chief Executive Officer of DST Systems,              1993
                                 Inc.(6)
Robert J. Druten............     Executive Vice President and Chief Financial Officer of            2003
                                 Hallmark Cards Incorporated(7)

----------------------------

(1) Mr. Rheinfrank, age 63, has been Chairman of the Board of the Company since its inception in July 1986. He was the Chief Executive Officer and Chairman of the Board of Directors of Standard Havens, Inc. ("Standard Havens") from 1967 until May 1989 when Standard Havens, which had been an affiliate of the Company, was acquired by a subsidiary of Raytheon Company. Mr. Rheinfrank also serves as an Advisory Director of Commerce Bank of Kansas City and a Director of U.S. Engineering Co.

(2) Mr. Lund, age 54, has been a Director of the Company since its inception in July 1986. He has been President and Chief Executive Officer of the Company since April 1993 and prior thereto, served as Executive Vice President. Mr. Lund joined Standard Havens in 1979 where he served in various capacities through 1986 including the position of Vice President and General Manager of the Baghouse Accessories Division.

(3) Mr. Thome, age 48, has been Chief Operating Officer of the Company since May 1997 and Executive Vice President of the Company since April 1993. He has been a Director of the Company since February 1990. He joined the Company in 1986 as National Sales Manager and became Vice President of the Company in November 1988. Prior to his employment with the Company, Mr. Thome served in various positions with Standard Havens from 1979 to 1986.

(4) Mr. Alexander, age 65, has been a Director of the Company since its inception in July 1986. Mr. Alexander has been President and Chief Executive Officer of Alexander & Associates, Inc., a private investment group for more than five years. He is also Chairman of Tulsa Power LLC, a Tulsa-based manufacturer of machinery for the wire and cable industry; Chairman of CDI Industrial & Mechanical Contractors, Inc., of Kansas City, Kansas; and a Director of the Bank of Blue Valley, a commercial banking company in Overland Park, Kansas.

(5) Mr. Freeland, age 66, has been a Director of the Company since November 1988. He has recently retired as Chairman of the Board of Havens Steel Company of Kansas City, Missouri, ending his 43 year career with the global steel construction company. From 1983 to 1993, he was President and Chief Executive Officer and was a Director of Havens Steel Company from 1971 to 2003. Mr. Freeland is a past President and Board Member of the Central Fabricators Association of Chicago, Illinois, and is the past Chairman ExOfficio Board Member of the American Institute of Steel Construction of Chicago, Illinois after serving as Chairman in 1997 and 1998 and as a Board Member for 15 years.

(6) Mr. McDonnell, age 58, has been a Director of the Company since December 1993. Mr. McDonnell is the President and Chief Executive Officer and a Director of DST Systems, Inc. ("DST"), a company providing information processing and computer software services primarily to mutual funds and financial service organizations. He has been employed by DST in various capacities since 1973. He is a Director of Commerce Bancshares, Inc., Euronet Worldwide, Inc., Computer Sciences Corporation, Blue Valley Bank Corporation, Kansas City Southern, and Garmin Ltd.

(7) Mr. Druten, age 56, has been a Director of the Company since July 2003. Since 1994, Mr. Druten has been Executive Vice President and Chief Financial Officer of Hallmark Cards Incorporated of Kansas City, Missouri, a greeting card manufacturer. He has been employed by Hallmark in various capacities since 1986. He also serves as the Chairman of the Board of Trustees of Entertainment Properties Trust, a destination based entertainment real estate company, as well as a Board Member of Crown Media Holdings, Inc., a cable and television network company.


COMMITTEES AND MEETINGS OF THE BOARD

         During the Company's fiscal year ended September 30, 2003 ("Fiscal 2003"), the Board held four regular and two special meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not maintain a standing nominating committee. During the Company's fiscal year ended September 30, 2003, the Board appointed an Independent Search Committee comprised of the independent directors, Messrs. Alexander, Freeland and McDonnell, to identify candidates to fill the vacancy on the Board created by the resignation of Richard C. Green, Jr. The Independent Search Committee conducted a search and interviewed several candidates. The Independent Search Committee unanimously recommended to the Board that Robert J. Druten be appointed to fill the vacancy. The Board believes that the use of an Independent Search Committee as necessary is an appropriate means for identifying suitable candidates for the Board. The Board does not have a specific policy regarding the consideration of any director candidates nominated by the stockholders. Stockholders may recommend director candidates for consideration at the Company's annual meeting in 2005 by following the process for submission of stockholder proposals described in this Proxy.

         During Fiscal 2003, the Audit Committee met six times. The Audit Committee is comprised of Messrs. Alexander, Druten, Freeland and McDonnell, all of whom are independent directors as defined by the National Association of Securities Dealers' listing standards and the SEC rules. This Committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment of the Company's independent public accountants, the scope of audit procedures, general accounting policy matters, and the performance of the Company's independent public accountants.

         During Fiscal 2003, the Compensation Committee met two times. The Compensation Committee is comprised of Messrs. Alexander, Druten, Freeland and McDonnell. This Committee is responsible for the review and approval of the annual corporate compensation guidelines, executive officer bonuses, executive officer compensation, and the potential levels of contribution to or awards under the

Company's Profit Sharing and Employee Stock Ownership Plans, 401(k) plan and the Amended and Restated Incentive Stock Option Plan for the ensuing year.

         During Fiscal 2003, all of the directors attended at least 75% of the meetings of the Board and committees of which they are members. Stockholders can direct communication to the Company's directors by writing to the Company's Secretary.

DIRECTORS' COMPENSATION

         Currently, each director who is not employed by the Company receives an annual retainer together with a fee for each meeting of the Board or any committee he attends. Each non-employee director makes an annual election to receive his fees either in cash or in common stock of the Company. All of the non-employee directors have elected to receive all or a portion of their compensation in the form of stock for fiscal 2003 and for fiscal 2004. The current fees include an annual retainer of $16,000 in cash or $18,000 in common stock of the Company and meeting fees of $1,150 in cash or $1,250 in stock. Fees for meetings conducted by teleconference are paid at a rate of $450 in cash or $500 in stock. Additionally, non-employee directors receive an initial grant of options to purchase 3,000 shares of the Company's common stock upon initial appointment to the Board and each non-employee director receives an annual grant of options to purchase 1,250 shares of the Company's common stock. All option grants are at a share price equal to the fair market value on the date of such grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, based solely on a review of copies of
Section 16(a) forms submitted to the Company during and with respect to fiscal 2003, all officers, directors and beneficial owners of more than 10% of Common Stock of the Company filed timely reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during Fiscal 2003, with the exception of the following transactions which were not reported within the new two day reporting period following the adoption of the Sarbanes-Oxley Act of 2002: One set of transactions involving the grant of common stock to the independent members of the Board of Directors (Messrs. Alexander, Freeland, and McDonnell) in lieu of fees for the annual retainer and attendance at the November 2002 Board Meeting, which were reported on January 2, 2003; and one sale of common stock by Lamson Rheinfrank, Jr. on January 29, 2003, which was reported on February 2, 2003. These officers, directors and beneficial owners are identified in the table on pages 14 and 15 of the proxy statement.

         COMPANY OFFICERS AND SENIOR OFFICERS OF SUBSIDIARY CORPORATIONS

         Messrs. Rheinfrank, Lund and Thome are officers of the Company who are listed above as nominees for director. The only officers of the Company and senior officers of the Company's subsidiaries other than these individuals are
H. Torsten Andersch, James C. Shay, Robert B. O'Conor, and Stanley D. Biggs.

         H. Torsten Andersch, age 46, is a Vice President having joined the Company's wholly-owned subsidiary, BHA Group GmbH as Sales Manager in September 1990. He became Assistant General Manager in December 1990 and was promoted to General Manager of BHA Group GmbH in September 1992. He added responsibilities of Director of BHA U.K. Ltd. and Vice Chairman of BHA Purfilter S.L. in November 1997. Prior to September 1990, he was employed as Sales Manager at Eastman Christensen GmbH.

         James C. Shay, age 40, has been Senior Vice President and Chief Financial Officer since August 1999. He had been Treasurer and Chief Financial Officer since March 1994 and was the Corporate Secretary from May 1997 to August 1999. He joined the Company as Controller in June 1992. From 1986 to 1992, he was employed at KPMG LLP as an Audit Manager and in various other positions.

         Robert B. O'Conor, age 46, has been the Senior Vice President of Sales of the Company's principal operating subsidiary since July 1999. He was Vice President of Sales from 1996 until 1999. From 1983, when he joined the Company, through 1996, he held numerous positions in Sales and Product Management. Prior to August 1983, he was employed in sales and engineering positions for Owens-Corning Fiberglass Corporation.

         Stanley D. Biggs, age 45, joined the Company in August 1999 as Vice President, Treasurer and Corporate Secretary. From 1988 until August 1999, he was employed by The Rival Company as Vice President, Treasurer and Corporate Secretary and various other positions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In April 2003, the Company purchased 40,000 shares of the Company's common stock from the BHA Group Holdings, Inc. Employee Stock Ownership Plan and 5,000 shares of the Company's common stock from the BHA Group Holdings, Inc. 401(k) Profit Sharing Plan. The shares were acquired in a private transaction at a price of $21.37 per share, which was the market value on the date of the transaction.

                             EXECUTIVE COMPENSATION

I.   SUMMARY COMPENSATION TABLE

     The following table shows, for the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "named executive officers"), information concerning compensation earned for services in all capacities during Fiscal 2003, as well as compensation earned by each such person for the two previous fiscal years.

---------------------------------------------------------------------------------------------------------------------
                                       ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                 ----------------------------------- -------------------------------------
                                                                              AWARDS            PAYOUTS
                                                                     -------------------------------------
                                                           OTHER                   SECURITIES
                                                           ANNUAL     RESTRICTED   UNDERLYING
                                              ANNUAL      COMPEN-       STOCK       OPTIONS/      LTIP    ALL OTHER
  NAME AND PRINCIPAL     FISCAL    SALARY    BONUS(1)    SATION(2)    AWARDS(S)       SARS      PAYOUTS  COMPENSATION
       POSITION           YEAR      ($)         ($)         ($)          ($)          (#)         ($)         ($)
          (A)             (B)       (C)         (D)         (E)          (F)          (G)         (H)         (I)
---------------------------------------------------------------------------------------------------------------------
James E. Lund,            2003     267,800    200,000        --           --           --          --       38,125(3)
Chief Executive           2002     258,750     52,000        --           --         36,000        --       24,639(4)
Officer and President     2001     250,000     50,400        --           --           --          --       24,894(5)
---------------------------------------------------------------------------------------------------------------------

Lamson Rheinfrank,        2003     191,200    100,000        --           --           --          --       43,556(3)
Jr., Chairman             2002     184,750     26,000        --           --         18,000        --       36,399(4)
                          2001     178,500     25,200        --           --           --          --       36,654(5)
---------------------------------------------------------------------------------------------------------------------

James J. Thome,           2003     267,800    200,000        --           --           --          --       31,596(3)
Executive Vice            2002     258,750     52,000        --           --         36,000        --       21,075(4)
President and Chief       2001     250,000     50,400        --           --           --          --       21,330(5)
Operating Officer
---------------------------------------------------------------------------------------------------------------------

James C. Shay,            2003     182,100    175,000        --           --           --          --       22,471(3)
Senior Vice President     2002     175,950     45,500        --           --         27,000        --       15,899(4)
and Chief Financial       2001     170,000     44,100        --           --           --          --       16,154(5)
Officer
---------------------------------------------------------------------------------------------------------------------
                                        (6)
Robert B. O'Conor,        2003     189,845     11,250        --           --         8,000         --       20,987(3)
Senior Vice President     2002     176,700     15,500        --           --           --          --       15,254(4)
of Sales                  2001     171,990     10,500        --           --           --          --       15,509(5)
---------------------------------------------------------------------------------------------------------------------

------------------------
(1) Annual bonus payments are based on the Company's financial performance for each fiscal year and were paid in the subsequent fiscal year (see "Compensation Committee Report on Executive Compensation - Annual Cash Incentives").

(2) No amounts for perquisites and other personal benefits are shown because the aggregate dollar amount per executive is less than either $50,000 or 10% of his annual salary and bonus.

(3)  Amounts of All Other Compensation for Fiscal 2003 include the following:

        (i)   Contributions by the Company under the ESOP and Profit Sharing
              Plans: each executive $12,132;

        (ii) Contributions by the Company under the 401(k) plan: each executive $900;

        (iii) Premiums on life insurance for executives paid by the Company: Mr. Lund, $17,340; Mr. Rheinfrank, $29,100; Mr. Thome, $13,776; Mr.
              Shay, $8,600; Mr. O'Conor, $7,955; and;

        (iv)  Premiums on long-term disability for executives paid by the
              Company: Mr. Lund, $7,753; Mr. Rheinfrank, $1,424; Mr. Thome, $4,788; Mr. Shay, $839.

(4)  Amounts of All Other Compensation for Fiscal 2002 include the following:

        (i) Contributions by the Company under the ESOP and Profit Sharing plans: each executive $6,399;

        (ii) Contributions by the Company under the 401(k) plan: each executive $900; and,

        (iii) Premiums on life insurance for executives paid by the Company: Mr. Lund, $17,340; Mr. Rheinfrank, $29,100; Mr. Thome, $13,776; Mr.
              Shay, $8,600; Mr. O'Conor, $7,955.

(5)  Amounts of All Other Compensation for Fiscal 2001 include the following:

        (i)   Contributions by the Company under the ESOP and Profit Sharing
              Plans: each executive $6,654;

        (ii) Contributions by the Company under the 401(k) plan: each executive $900; and,

        (iii) Premiums on life insurance for executives paid by the Company: Mr. Lund, $17,340; Mr. Rheinfrank, $29,100; Mr. Thome, $13,776; Mr.
              Shay, $8,600; Mr. O'Conor, $7,955.

(6) Base salary for Mr. O'Conor also includes monthly incentives tied to sales results.

II.  OPTION/SAR GRANTS TABLE

     The following table sets forth information with respect to the named executives concerning the grant of stock options during Fiscal 2003:

-------------------------------------------------------------------------------------------------------------------
                                 INDIVIDUAL GRANT AWARD
---------------------------- -------------- ---------------- ------------- --------------   POTENTIAL REALIZABLE
                               NUMBER OF      % OF TOTAL                                      VALUE AT ASSUMED
                              SECURITIES        OPTIONS        EXERCISE                     ANNUAL RATE OF STOCK
                              UNDERLYING      GRANTED TO       OR BASE                       PRICE APPRECIATION
                                OPTIONS      EMPLOYEES IN       PRICE       EXPIRATION           FOR OPTION
           NAME                 GRANTED       FISCAL YEAR       ($/SH)         DATE            5%           10%
            (A)                   (B)             (C)            (D)            (E)            (F)          (G)
---------------------------- -------------- ---------------- ------------- -------------- ------------ ------------
     Robert B. O'Conor           8,000           4.8%           $16.82       11/1/2012      $84,624     $214,454
-------------------------------------------------------------------------------------------------------------------

     The options represented above were granted by the Compensation Committee during Fiscal 2003 and vest in four annual increments of 25%.

III. AGGREGATED OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR-END
     OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
                            SHARES                  UMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                         ACQUIRED ON      VALUE    N    UNEXERCISED OPTIONS AT         IN-THE MONEY OPTIONS AT
                           EXERCISE     REALIZED          SEPTEMBER 30, 2003              SEPTEMBER 30, 2003
          NAME              NUMBER       DOLLAR            NUMBER OF SHARES                DOLLAR VALUE (2)
          (A)                (B)           (C)                   (D)                             (E)
----------------------------------------------------
                                                     EXERCISABLE  UNEXERCISABLE (1)  EXERCISABLE  UNEXERCISABLE (1)
--------------------------------------------------------------------------------------------------------------------
     James E. Lund             ---           ---       152,811          69,300        2,365,029        501,298
--------------------------------------------------------------------------------------------------------------------
 Lamson Rheinfrank, Jr.        ---           ---        22,500          55,800          286,605        424,773
--------------------------------------------------------------------------------------------------------------------
     James J. Thome         30,000       432,300        78,170          69,300        1,124,475        501,298
--------------------------------------------------------------------------------------------------------------------
     James C. Shay           7,986       121,307        46,182          62,550          571,543        473,036
--------------------------------------------------------------------------------------------------------------------
   Robert B. O'Conor            --            --         2,000          26,000           13,880        265,640
--------------------------------------------------------------------------------------------------------------------

-----------------------

(1)    Includes options that have not met vesting requirements.

(2) Based on a fair market value as of September 30, 2003 of $23.76 per share. Values are stated on a pre-tax basis.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 2003, the Compensation Committee was comprised of Messrs. Alexander, Freeland, McDonnell, and Druten upon election to the Board in July 2003. No such member of the Compensation Committee was at any time an officer or employee of the Company or any of its subsidiaries.

EXECUTIVE EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL PROVISIONS

         The Company has employment agreements with Messrs. Lund, Rheinfrank, Thome, and Shay, each of whom serves on its Executive Committee (each, an "Agreement" and collectively, the "Agreements"). The Agreements, which were most recently amended effective February 19, 2002, are subject to one year automatic extensions on each October 1, unless either party gives notice within 90 days of such October 1 of his or its election to have such automatic extensions cease. All of the Agreements have been automatically extended.

         Each Agreement prohibits the executive from competing with the Company for the two-year period after the termination of such employment with the Company. Each Agreement further provides that if the Company terminates the Agreement without cause or if the executive terminates his Agreement for good reason, the executive covered by such Agreement is entitled to receive one year base salary together with a specified percentage of the executive's annual bonus potential. If the Agreement is terminated for these reasons and the circumstances relate to a change in control of the Company, then the corresponding base salary and annual bonus payments will cover a two year period. In the event such payments are subject to an excise tax imposed by
Section 4999 of the Code, the Company is required to make an additional gross-up payment to the employee to offset the effect of the excise tax on the employee.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Board believes that increasing the value of the Company to its stockholders is the Board's most important objective and should be the key measure of management performance. The Board also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives.

         The Company is focused on achieving consistent earnings growth and increasing returns to its stockholders. In previous filings, the Company has stated that although it remains cautious about near term results due to challenging business conditions, the following are its longer-term financial goals:

    o    Achieve compounded sales growth of 8% to 10% annually over time.

    o Improve operating margins as a percentage of sales across all business segments to 10% or greater over time.

    o Increase compounded earnings per diluted share at a 12% to 15% annual rate over time.

    o Increase return on average equity to 15% by fiscal 2004. Moving beyond fiscal 2004, the longer-term goal is a 20% return on average equity.

         The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the above stated objectives and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

         The executive compensation program is designed to accomplish the Board's objectives. The program is based upon the principles that: executive performance should be judged and compensated primarily on the basis of the Company's earnings and the strength of the Company's financial position; long-term appreciation in stockholder value is an appropriate measure of the Company's financial performance; and the most effective approach to promoting the financial success of the Company is to align the stockholders' and the executives' interests. This alignment is best accomplished through a compensation strategy emphasizing long-term stock ownership. As a result, the program is designed to increase the proportion of long-term compensation tied to increases in the Company's earnings, financial position and appreciation in stockholder value. The annual cash compensation for executive officers is primarily in the form of base salary, which is being maintained at levels consistent with competitive market compensation practices, and annual cash incentives based on quantitative objectives tied to the Company's financial performance. Annual cash compensation is supplemented with long-term incentive compensation, primarily in the form of stock incentives, intended to link executive compensation to changes in stockholders' value. The Compensation Committee intends that the application of these principles will result in total executive compensation and capital accumulation potential above competitive levels for superior stockholder returns and below competitive levels for average or lesser returns.

         There are three components to the Company's compensation program for the officers that serve on its Executive Committee (Messrs. Lund, Rheinfrank, Thome, and Shay): base salary, annual cash incentives and long-term stock incentives. Each of these components is discussed in detail below.

BASE SALARY

         Base salaries for Fiscal 2003 were established under the Agreements for each officer that serves on the Executive Committee. Factors considered in setting these salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry and external market conditions.

ANNUAL CASH INCENTIVES

         The stated goal of the Compensation Committee is to structure executive compensation that focuses the efforts of senior management on achieving the above stated business goals of the Company. An annual cash incentive matrix covering multiple years is utilized to compensate senior management for achieving consistent and increasing earnings growth over several periods. The annual cash payments for each executive under this program are fixed for each of the multiple years covered by the matrix. The matrix determines the amount of annual cash incentive for each executive based on each individual's maximum potential award and the Company's earnings per diluted share (EPS) for that year. During fiscal 2001, 2002, and 2003, each of the Company's executive officers earned a cash incentive under this program.

LONG-TERM STOCK INCENTIVES

         The Committee believes that long-term changes in stockholder value are an important measure of the Company's performance. The Committee uses stock incentives (primarily stock options) to align the interests of the Company's stockholders and executives.

         With respect to stock incentives, the Compensation Committee has expressed its desire that the executives increase their ownership in the Company by retaining ownership of a substantial portion of the shares of the Company's Common Stock acquired through the stock incentive awards. The Compensation Committee has advised the executive officers that they should retain a majority (less shares forfeited or used to pay the option exercise price or taxes) of all restricted stock and stock acquired through the exercise of options previously awarded. Since 1994, the executives of the Company have exercised certain stock options and have retained the maximum number of shares possible after using a portion of the shares to pay the option exercise price and income taxes. The Company's executive officers were awarded stock options during fiscal 2000 and 2002. The award made in fiscal 2002 is intended to satisfy the Long-Term Incentive component of the executive compensation program for a three-year period through fiscal 2005.

                     COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Mr. Lund received total compensation amounting to $505,925 in Fiscal 2003. He earned a cash incentive payment of 100% of his approved bonus potential based on the Company's financial performance against the requirements of the three-year annual cash incentive matrix currently in place. The Compensation Committee considers Mr. Lund's compensation to be in line with industry and market size standards and to be consistent with Company performance objectives.

         This report was presented to and approved by the Board.


         Thomas A. McDonnell
         Don H. Alexander
         Robert D. Freeland
         Robert J. Druten

                          REPORT OF THE AUDIT COMMITTEE


The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into ay future filing under the 33 Act or the 34 Act, except to the extent that BHA specifically incorporates it by reference into such filing.

The Company has a separately designated standing audit committee established by the Board for the purpose of overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee currently consists of Robert J. Druten, Chairman, Donald H. Alexander, Robert D. Freeland and Thomas A. McDonnell ("Committee"). All members of the Committee meet the independence and experience requirements of the National Association of Securities Dealers' listing standards and the SEC rules. Additionally, the Board has determined that each of the members of the Committee is an "audit committee financial expert" as defined in the rules issued by the SEC.

The Board of Directors has adopted a written charter for the Committee that is attached as Appendix A to this proxy statement. This charter was amended at the November 7, 2003 meeting of the Board of Directors in response to new regulatory requirements, including the Sarbanes-Oxley Act of 2002 and related rules and regulations proposed or issued by the SEC and the NASDAQ National Market.

The Committee is responsible for overseeing the Company's accounting and financial reporting processes and audits of the Company's financial statements. As set forth in its charter, the Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company's financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

The Committee met six times either in person or by telephone during fiscal year 2003. In the course of these meetings, the Committee met with management, the Director of Internal Audit and the Company's independent auditors and reviewed the results of the internal and external audit examinations, evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

The Committee believes that an ongoing dialogue with the Company's independent and internal auditors is an important part of its oversight responsibilities. As such, the Committee periodically meets with the Director of Internal Audit and the independent auditors without management present. These meetings include candid discussions regarding areas of potential concern such as the auditors' opinions regarding the competence and integrity of financial management, the adequacy of internal controls, the reasonableness of accounting judgments and estimates made by management in preparing the financial statements and the overall accuracy, completeness and clarity of the quarterly and annual financial statements prepared by management for filing with the Securities and Exchange Commission.

The Committee selected KPMG LLP as the Company's independent auditors for fiscal year 2003 and reviewed with the independent auditors their overall audit scope and plans. In reaching its recommendation, the Committee considered the qualifications of KPMG LLP and discussed with KPMG LLP their independence, including a review of the audit and non-audit services provided by them to the Company. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent auditors their written report required by Independence Standards Board Standard No. 1.

Management has reviewed the audited financial statements for fiscal year 2003 with the Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Committee asked a number of follow-up questions of management and the independent auditors to help give the Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the SEC.

Submitted by the Audit Committee Board
Robert J. Druten, Chairman
Donald H. Alexander
Robert D. Freeland
Thomas A. McDonnell

                            AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KPMG LLP provided during fiscal years 2003 and 2002:

                                                       2003         2002
                                                       ----         ----
      Audit fees (1) ...........................     $190,965     $125,575
      Audit-related fees (2) ...................       14,000       70,050
      Tax fees (3) .............................       75,445       83,980
      All other fees (4) .......................         --           --
                                                     --------     --------
          Total ................................     $280,410     $279,605
                                                     ========     ========

--------------
(1) Represents fees for professional services provided in connection with the audit of the Company's annual financial statements and review of its quarterly financial statements together with advice on accounting matters that arose during these engagements.

(2) Represents fees for services in connection with audits of the Company's benefit plans. The fiscal 2002 amount also includes fees for an information risk management review related to the Company's enterprise resource management system implementation.

(3) Represents fees for services provided in connection with the Company's domestic and international tax planning and compliance.

(4) Represents fees for services provided to the Company not otherwise included in the categories above.

The Audit Committee has determined that the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence. In accordance with its charter, the Audit Committee approves, in advance, all audit and non-audit services to be provided by KPMG LLP.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPHS FOR
                            BHA GROUP HOLDINGS, INC.


         The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on September 30, 1998 in the Company's Common Stock, the Standard & Poors 500 Stock Index and a Peer Group consisting of the following companies: Donaldson Company, Inc., CLARCOR, Inc., MFRI, Inc., Flanders Corp., Met-Pro Corp. and Lydall, Inc. In prior years, the Company has used the First Analysis Environmental Index in our comparison of cumulative total returns. First Analysis discontinued its preparation and tracking of the Environmental Index during the past year. The Company has selected the above Peer Group as a replacement. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.



                              [LINECHART OMITTED]


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $1000
                                 SEPTEMBER 2003

                      1998       1999      2000      2001     2002      2003
                      ----       ----      ----      ----     ----      ----
BHA Group Hldgs      $100.00    $83.41   $124.27   $131.88   $138.31   $210.82
S & P 500            $100.00   $127.81   $144.78   $106.24    $84.48   $105.09
Peer Group Only      $100.00   $124.10   $126.51   $151.36   $190.01   $278.63

                COMPARISON OF LONG-TERM CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPHS FOR
                            BHA GROUP HOLDINGS, INC.


         The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on November 30, 1986 (which corresponds to the month in which the Company's stock first traded) in the Company's Common Stock, the Standard & Poors 500 Stock Index and a Peer Group consisting of the following companies: Donaldson Company, Inc., CLARCOR, Inc., MFRI, Inc., Flanders Corp., Met-Pro Corp. and Lydall, Inc. In prior years, the Company has used the First Analysis Environmental Index in our comparison of cumulative total returns. First Analysis discontinued its preparation and tracking of the Environmental Index during the past year. The Company has selected the above Peer Group as a replacement. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.



                             [LINECHART OMITTED]

                            CUMULATIVE TOTAL RETURN
                         ASSUMES INITIAL VALUE OF $100
                         AND REINVESTMENT OF DIVIDENDS
                  NOVEMBER 30, 1986 THROUGH SEPTEMBER 30, 2003


                     BHA Group Holdings    S&P 500           Peer Group
                     ------------------    -------           ----------
        Year            Cum Val $100     Cum Val $100       Cum Val $100
        ----            ------------     ------------       ------------
        1986               $100.00          $100.00            $100.00
        1987               $207.41          $132.37            $128.38
        1988               $266.71          $115.99            $121.01
        1989               $625.06          $154.28            $159.77
        1990               $558.43          $140.02            $156.82
        1991               $475.04          $183.66            $221.38
        1992               $508.42          $203.95            $253.72
        1993               $468.89          $230.47            $281.81
        1994               $440.39          $238.97            $358.37
        1995               $461.60          $310.05            $430.62
        1996               $550.16          $373.09            $457.75
        1997               $724.94          $524.00            $627.62
        1998               $546.87          $571.40            $406.45
        1999               $456.20          $730.26            $504.40
        2000               $679.63          $827.28            $514.24
        2001               $721.27          $607.05            $615.23
        2002               $756.47          $482.70            $772.36
        2003             $1,153.09          $600.48          $1,132.59

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPHS FOR
                            BHA GROUP HOLDINGS, INC.


         The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on September 30, 1997 in the Company's Common Stock, the First Analysis Environmental Index and a Peer Group consisting of the following companies: Donaldson Company, Inc., CLARCOR, Inc., MFRI, Inc., Flanders Corp., Met-Pro Corp. and Lydall, Inc. In prior years, the Company has used the First Analysis Environmental Index in our comparison of cumulative total returns. First Analysis discontinued its preparation and tracking of the Environmental Index during the past year. The Company has selected the above Peer Group as a replacement. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.

                               [LINECHART OMITTED]

                              COMPARISON OF 5 YEAR
                            CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                                 SEPTEMBER 2002

                                           1997      1998      1999      2000      2001       2002
                                           ----      ----      ----      ----      ----       ----
BHA Group Hldgs                          $100.00    $75.44    $62.93    $93.74    $99.49    $104.34
First Analysis Environmental Index       $100.00    $91.51    $91.22    $98.45    $85.71     $68.16
Peer Group Only                          $100.00    $64.76    $80.36    $81.93    $98.02    $123.05

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of December 31, 2003, the Company had outstanding and entitled to vote 6,145,059 shares of Common Stock. As of December 31, 2003, the trustee of the ESOP was the registered holder of 735,388 shares of Common Stock, 660,957 of which have vested in participant accounts. Participants in the ESOP are entitled to vote both the vested and unvested shares, which are in their account.

         The following table sets forth, as of December 31, 2003, certain information with respect to (a) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock, (b) each of the directors and nominees for director of the Company, (c) each of the executive officers named in the Summary Compensation Table, and (d) all directors, executive and senior officers of the Company and its subsidiaries as a group:


                  NAME AND ADDRESS                            AMOUNT AND NATURE                 PERCENT OF
                OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP(1)            COMMON STOCK
                -------------------                      --------------------------            ------------
Kern Capital Management LLC......................                  907,700                        14.8%
     114 West 47th Street, Suite 1926
     New York, New York  10036

Royce & Associates, Inc..........................                  838,689                        13.6%
     1414 Avenue of the Americas, 9th Floor
     New York, New York 10019-2578

T. Rowe Price Associates.........................                  661,000                        10.8%
     100 East Pratt Street, 7th Floor
     Baltimore, Maryland 21202-1090

Lamson Rheinfrank, Jr............................                  472,092(2)                      7.7%
     BHA Group Holdings, Inc.
     8800 East 63rd Street
     Kansas City, Missouri 64133

James E. Lund....................................                  174,020(3)                      2.8%
     BHA Group Holdings, Inc.
     8800 East 63rd Street
     Kansas City, Missouri  64133

James J. Thome...................................                  158,541(4)                      2.6%
     BHA Group Holdings, Inc.
     8800 East 63rd Street
     Kansas City, Missouri 64133

Thomas A. McDonnell..............................                   79,316(5)                      1.3%
     DST Systems, Inc.
     333 W. 11th Street, 5th Floor
     Kansas City, Missouri 64105

James C. Shay....................................                   63,054(6)                      1.0%
     BHA Group Holdings, Inc.
     8800 East 63rd Street
     Kansas City, Missouri 64133

Don H. Alexander.................................                   33,715(7)                      *
     Alexander & Associates, Inc.
     408 Miami
     Kansas City, KS  66105

Robert B. O'Conor................................                   23,445(8)                      *
     BHA Group, Inc.
     8800 East 63rd Street
     Kansas City, MO  64133

                                       16

                  NAME AND ADDRESS                            AMOUNT AND NATURE                 PERCENT OF
                OF BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP(1)            COMMON STOCK
                -------------------                      --------------------------            ------------

Robert D. Freeland...............................                   18,663(9)                      *
     3500 Northeast Lacewood Court
     Lee's Summit, Missouri  64064

Robert J. Druten.................................                      180(10)                     *
     Hallmark Cards, Inc.
     2501 McGee
     Kansas City, Missouri  64108

All directors, named executive and senior
officers as a group (11 people) (11).............                1,152,707                        18.8%

---------------------------
* Less than 1%

(1) All information is as of December 31, 2003 and was determined in accordance with Rule 13d-3 under the Exchange Act, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership disclosed consists of sole voting and dispositive power.

(2) Consists of 30,833 shares of Common Stock held of record by Mr. Rheinfrank, 155,404 shares of Common Stock held by irrevocable family trusts of which Mr. Rheinfrank is the co-trustee, 16,120 shares of Common Stock held by his daughters (as to which shares he disclaims any beneficial interest), 32,490 shares of Common Stock owned by Mr. Rheinfrank's wife (as to which shares he disclaims any beneficial interest), 19,200 shares of Common Stock in the Rheinfrank Foundation, 187,550 shares of Common Stock in the Rheinfrank Family Limited Partnership, options to purchase 22,500 shares of Common Stock under the Plan, which are exercisable within 60 days of December 31, 2003, and 7,995 shares of Common Stock held of record by the trustee of the ESOP for Mr. Rheinfrank who is entitled to vote such shares by virtue of the allocation under the ESOP.

(3) Consists of 106,022 shares of Common Stock held of record by Mr. Lund, 5,058 shares of Common Stock owned by Mr. Lund's wife (as to which shares he disclaims any beneficial interest), options to purchase 45,000 shares of Common Stock under the Plan which are exercisable within 60 days of December 31, 2003, and 17,940 shares of Common Stock held of record by the trustee of the ESOP for Mr. Lund who is entitled to vote such shares by virtue of the allocation under the ESOP.

(4) Consists of 64,296 shares of Common Stock held of record by Mr. Thome, options to purchase 78,170 shares of Common Stock under the Plan which are exercisable within 60 days of December 31, 2003, 15,782 shares of Common Stock held of record by the trustee of the ESOP for Mr. Thome who is entitled to vote such shares by virtue of the allocation under the ESOP, and 293 shares held in account under the BHA Group Holdings, Inc. 401(K) Plan.

(5) Consists of 79,003 shares of Common Stock held of record by Mr. McDonnell and options to purchase 313 shares under the Plan, which are exercisable within 60 days of December 31, 2003.

(6) Consists of 11,008 shares of Common Stock held of record by Mr. Shay, options to purchase 46,182 shares of Common Stock under the Plan which are exercisable within 60 days of December 31, 2003, 4,123 shares of Common Stock held of record by the trustee of the ESOP for Mr. Shay who is entitled to vote such shares by virtue of the allocation under the ESOP, and 1,741 shares held in account under the BHA Group Holdings, Inc. 401(K) Plan.

(7) Consists of 33,402 shares of Common Stock held of record by Mr. Alexander and options to purchase 313 shares under the Plan, which are exercisable within 60 days of December 31, 2003.

(8) Consists of 13,279 shares of Common Stock held of record by Mr. O'Conor, options to purchase 2,000 shares of Common Stock under the Plan, which are exercisable within 60 days of December 31, 2003, 8,066 shares of Common Stock held of record by the trustee of the ESOP for Mr. O'Conor who is entitled to vote such shares by virtue of the allocation under the ESOP, and 100 shares held in account under the BHA Group Holdings, Inc. 401(K) Plan.

(9) Consists of 18,350 shares of Common Stock held of record by Mr. Freeland and options to purchase 313 shares of Common Stock under the Plan, which are exercisable within 60 days of December 31, 2003.

(10)   Consists of 180 shares of common stock held of record by Mr. Druten.

(11) Total beneficial ownership of all directors, named executives and senior officers as a group as reported is 1,152,707 shares or 18.8% of common shares currently outstanding. Excluding unexercised stock options, such ownership is 831,105 shares or 13.5% of the total common shares outstanding.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

         KPMG LLP is the accounting firm which examined and reported on the Company's financial statements for Fiscal 2003. KPMG LLP has been selected by the Board to serve as the Company's accounting firm for Fiscal 2004. Representatives of KPMG LLP are expected to attend the Annual Meeting. The representatives of KPMG LLP will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The Board is seeking stockholder approval of its selection of KPMG LLP. Stockholder approval requires the affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Annual Meeting. THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AND IT IS INTENDED THAT SHARES REPRESENTED BY THE ENCLOSED FORM OF PROXY WILL BE VOTED IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG LLP UNLESS OTHERWISE SPECIFIED IN SUCH PROXY. If stockholders do not ratify the appointment of KPMG LLP as the auditors of the Company for Fiscal 2004 at the Annual Meeting, the Board, on recommendation of its Audit Committee, may reconsider the selection.



                 TIME FOR SUBMISSION OF PROPOSAL OF STOCKHOLDERS

         Any stockholder who intends to present a proposal to be included in the Company's proxy statement for action at the Company's Annual Meeting of Stockholders scheduled to be held on February 22, 2005, must comply with and meet the requirements of Regulation 14a-8 of the Exchange Act. That regulation requires, among other things, that a proposal to be included in the Company's proxy statement for its annual meeting in 2005, must be received by the Company at its principal executive office, 8800 East 63rd Street, Kansas City, Missouri 64133, by September 15, 2004. In addition, if a stockholder presents a matter for action at the Company's next annual meeting without providing the Company with notice of such matter by November 26, 2004, stock represented at such meeting by proxies solicited by the Board of Directors may be voted in the discretion of such proxy holders against the matter proposed by such stockholder.



                            GENERAL AND OTHER MATTERS

         Management knows of no matter other than the matters described above which will be presented to the Annual Meeting. However, if any other matters properly come before the meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters. You are urged to sign and return your proxy to make certain your shares will be voted at the Annual Meeting


                                              By Order of the Board of Directors



                                              STANLEY D. BIGGS
                                              Secretary


Kansas City, Missouri
January 16, 2004

                                   APPENDIX A



                      CHARTER OF THE AUDIT COMMITTEE OF THE

                               BOARD OF DIRECTORS

                           OF BHA GROUP HOLDINGS, INC.



I.     AUDIT COMMITTEE PURPOSE AND GENERAL AUTHORITY


The Audit Committee is appointed by the Board of Directors to assist the Board with the oversight of the following:

    o  The integrity of the financial statements of the Company.

    o The adequacy of the Company's systems of internal accounting and financial controls.

    o The accounting and financial reporting processes and the audits of the financial statements of the Company.

    o  The independence and performance of the Company's independent auditors.

    o  The performance of the Company's internal audit function.

    o The Company's compliance with ethics policies and legal and regulatory requirements.

    o Communication among the independent auditors, management and the Board of Directors (including resolution of disagreements between management and the independent auditor regarding financial reporting).

    o  Areas of potential significant financial risk to the Company.

    o Such other duties consistent with this Charter, the Company's By-laws and governing law or as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee shall be directly responsible and have the sole authority for the appointment, compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall also be responsible for the termination of the independent auditor.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. Any such de minimis non-audit services not pre-approved by the Audit Committee shall be approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to subcommittees consisting of one or more members, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee shall

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promptly report the approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors, as well as anyone in the organization. The Audit Committee has the ability to retain and determine funding for special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company must provide adequate funding, as determined by the Audit Committee, for payment of: (i) compensation of the independent auditor, (ii) compensation of any advisors employed by the Audit Committee in accordance with this Charter, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles or applicable laws, rules and regulations. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ National Market ("NASDAQ") listing standards, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the United States Securities and Exchange Commission (the "Commission"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. A director will not be considered "independent" for purposes of serving on the Audit Committee if, among other things, he/she has:

    o been employed by the Company or its affiliates in the current or past three years;

    o accepted any payment from the Company or its affiliates in excess of $60,000 during the current or any of the previous three fiscal years (except for Board service, retirement plan benefits or non-discretionary compensation and other exceptions in the NASDAQ listing standards);

    o a family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

    o been, or has a family member who has been, a partner, controlling shareholder or an executive officer of any organization to which the Company made, or from which it received, payments for properties or services in the current or any of the past three fiscal years that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more (with the exceptions set forth in the NASDAQ listing standards);

    o been, or has a family member who has been, employed as an executive officer of another entity where, at any time during the past three fiscal years, any of the Company's executives serve on that entity's compensation committee; or

    o is, or has a family member who is, a current partner of the Company's independent auditor, or was a partner or employee of the Company's independent auditor who worked on the Company's audit at any time during any of the past three years.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have sufficient accounting or related financial management background to fulfill the requirements of NASDAQ, the Exchange Act and the Commission.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least quarterly. Such meetings may be conducted by conference calls and may be supplemented by additional meetings to discuss interim financial reporting or other issues as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session periodically, but at least annually, with management, the internal auditor and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, members of the Committee should communicate with management quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures. The Audit Committee shall present regular reports to the Board and submit to the Board the minutes of all meetings of the Audit Committee or otherwise communicate to the Board the matters discussed at each of the Audit Committee's meetings.


III.   AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

The Audit Committee, as required by applicable law, rules or regulations and otherwise to the extent it deems necessary or appropriate, shall:

1. Review with management, the internal auditor and the independent auditor the financial statements (and related footnotes) and disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K) and the Company's quarterly reports on Form 10-Q, including management's and the independent auditor's judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

2. Discuss with management, the internal auditor and the independent auditor the results of the annual audit of the Company's financial statements by the independent auditor and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards including matters relating to the conduct of the audit, any significant change in the independent auditor's audit plan, any difficulties or disputes with management or the internal auditors during the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

3. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

4. Issue the report required by the rules of the Commission to be included in the Company's annual proxy statement.

5. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

6.     Review and discuss regular reports from the independent auditors on:

       (a)    all critical accounting policies and practices to be used;

       (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

       (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

7. Prior to their release to the public, discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8. Discuss with management, the internal auditor and the independent auditor the effect of regulatory and accounting initiatives on the Company's financial statements.

9. Discuss with management, the internal auditor and the independent auditor, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

10. Review disclosures by the Company's CEO and CFO during their certification process for their respective filings under Sections 302 and 906 under the Sarbanes-Oxley Act about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

11. Review management's assessment of the effectiveness of the Company's internal controls as of the end of the most recent fiscal year at such time as required by the SEC, and the independent auditor's report on management's assessment.

12. Review with management and the independent auditors any significant changes to GAAP or other accounting standards.


INDEPENDENT AUDITORS

The Audit Committee, as required by applicable law, rules or regulations and otherwise to the extent it deems necessary or appropriate, shall:

1. Obtain and review a report from the independent auditor at least annually regarding:

       (a)    the independent auditor's internal quality control procedures;

       (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

       (c)    any steps taken to deal with any such issues;

       (d)    all relationships between the independent auditor and the Company;
              and

       (e)    the Company's critical accounting policies.

2. Evaluate the qualifications, performance and independence of the independent auditor, including whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

3. Obtain and review the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discuss with the independent auditor the independent auditor's independence.

4. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

5. Meet with the independent auditor and financial management of the Company prior to the audit to discuss the planning and staffing of the audit, the scope of the prospective audit and the audit procedures to be utilized, the estimated fees therefore and such other matters pertaining to the audit as the Audit Committee may deem appropriate, and, at the conclusion thereof, review the audit, including any comments or recommendations made by the independent auditor.

6. Review the independent auditor's non-audit services and related fees to the Company and disclose to management for inclusion on the Company's periodic reports.

INTERNAL AUDIT FUNCTION

The Audit Committee, as required by applicable law, rules or regulations and otherwise to the extent it deems necessary or appropriate, shall:

1.     Review the appointment and/or replacement of the internal auditor.

2.     Review the internal audit function when appropriate.

3. Review any significant reports to management prepared by or on behalf of the internal auditor and management's responses.

4. Discuss with management the responsibilities, fees and staffing of the internal audit department or the firm performing the internal auditing function and any recommended changes in the planned scope of the internal audit.

COMPLIANCE OVERSIGHT

The Audit Committee, as required by applicable law, rules or regulations and otherwise to the extent it deems necessary or appropriate, shall:

1. Obtain from the independent auditor assurance that during the course of conducting the audit the auditor did not detect or otherwise become aware of information indicating that an illegal act has or may have occurred and that Section 10A(b) of the Exchange Act has not been implicated.

2. Review and approve all related party transactions in accordance with the listing standards of NASDAQ or any other exchange on which the Company's securities are listed.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4. Review and approve any waivers under the Code of Conduct as it relates to the executive officers, Corporate Counsel and the members of the Board of Directors.

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

6. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.



Audit Committee Charter 11-03-03

PROXY

                            BHA GROUP HOLDINGS, INC.
               8800 EAST 63RD STREET, KANSAS CITY, MISSOURI 64133

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 24, 2004

         The undersigned hereby appoints James E. Lund and Stanley D. Biggs, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of BHA Group Holdings, Inc. (the "Company") to be held on February 24, 2004, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.



         Dated:  _____________________________, ___________
                                Month/Day                  Year



         ------------------------------------------------------------------



         ------------------------------------------------------------------

         PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. FOR JOINT ACCOUNTS, EACH JOINT OWNER MUST SIGN. PLEASE GIVE FULL TITLE IF SIGNING IN A REPRESENTATIVE CAPACITY.


[ ] PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING



PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE



1.       ELECTION OF DIRECTORS

         NOMINEES: Don H. Alexander, Robert J. Druten, Robert D. Freeland, James
         E. Lund, Thomas A. McDonnell, Lamson Rheinfrank, Jr., and James J.
         Thome.

         [ ] FOR ALL nominees listed above.

         [ ] FOR ALL nominees listed above EXCEPT:

         -----------------------------------------------------------------------
         (INSTRUCTION: To withhold authority to vote on any individual nominee, write the name above.)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

         [ ] FOR the ratification of KPMG LLP.

         [ ] AGAINST the ratification of KPMG LLP.

         [ ] ABSTAIN


3.       ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         If no specification is made, this proxy will be voted FOR Proposals 1 and 2 listed above.






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